Basis of Presentation and Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Our Fiscal Year
On November 14, 2013, our Board of Directors approved a resolution to change MCBC's fiscal year from a 52/53 week fiscal year to a calendar year. As such, our 2013 fiscal year end was extended from December 28, 2013, to December 31, 2013, with subsequent fiscal years beginning on January 1 and ending on December 31 of each year. Beginning January 1, 2014, quarterly results reflect the three month periods ending March 31, June 30, September 30, and December 31. This change aligned our fiscal year and interim reporting periods with our Central Europe business and MillerCoors, which were already following a monthly fiscal reporting calendar. Unless otherwise indicated, fiscal year 2015 refers to the 12 months ended December 31, 2015, fiscal year 2014 refers to the 12 months ended December 31, 2014, and fiscal year 2013 refers to the period from December 30, 2012, through December 31, 2013. The impact of the three additional days in fiscal year 2013 is immaterial to the consolidated financial statements.

Principles of Consolidation
Our consolidated financial statements include our accounts and our majority-owned and controlled domestic and foreign subsidiaries, as well as certain variable interest entities ("VIEs") for which we are the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates
Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). These accounting principles require us to make certain estimates, judgments and assumptions. We believe that the estimates, judgments and assumptions used to determine certain amounts that affect the financial statements are reasonable, based on information available at the time they are made. To the extent there are differences between these estimates and actual results, our consolidated financial statements may be materially affected.

Revenue Recognition
Our net sales represent the sale of beer and other malt beverages (including adjacencies, such as cider) net of excise taxes, the vast majority of which are brands that we own and brew ourselves. We import or brew and sell certain non-owned partner brands under licensing and related arrangements. In addition, we contract manufacture for other brewers in some of our markets.
Revenue is recognized when the significant risks and rewards of ownership, including the risk of loss, are transferred to the customer or distributor depending upon the method of distribution and shipping terms. The cost of various programs, such as price promotions, rebates and coupon programs are treated as a reduction of sales. In certain of our markets, slotting or listing fees are paid to customers and are also treated as a reduction of sales. Sales of products are for cash or otherwise agreed upon credit terms. Sales are stated net of incentives, discounts and returns.
We do not have standard terms that permit return of product; however, in certain markets where returns occur we estimate the amount of returns based on historical return experience and adjust our revenue accordingly. Products that do not meet our high quality standards are returned by the customer or recalled and destroyed and are recorded as a reduction of revenue. The reversal of revenue is recorded upon determination that the product will be recalled and destroyed. We estimate the costs required to facilitate product returns and record them in cost of goods sold as required.
In addition to supplying our own brands, the U.K. business (within our Europe segment) sells other beverage companies' products to on-premise customers to provide them with a full range of products for their retail outlets. We refer to this as the "factored brand business." Sales from this business are included in our net sales and cost of goods sold when ultimately sold, but the related volume is not included in our reported sales volumes. In the factored brand business, we normally purchase inventory, which includes excise taxes charged by the vendor, take orders from customers for such brands, and invoice customers for the product and related costs of delivery. In accordance with guidance pertaining to reporting revenue gross as a principal versus net as an agent, sales under the factored brands are reported on a gross basis.
Payments made to customers are conditional on the achievement of volume targets, marketing commitments, or both. If paid in advance, we record such payments as prepayments and amortize them in the consolidated statements of operations over the relevant period to which the customer commitment is made (up to five years). Where there is no sufficiently separate identifiable benefit, and the payment is linked to volumes, or fair value cannot be established, the amortization of the prepayment or the cost as incurred is included in sales discounts as a reduction to sales and where there are specific marketing activities/commitments, the cost is included as marketing, general and administrative expenses. The amounts capitalized are reassessed regularly for recoverability over the contract period and are impaired where there is objective evidence that the benefits will not be realized or the asset is otherwise not recoverable.
In the U.K., loans are extended to a portion of the retail outlets that sell our brands. We reclassify a portion of beer revenue to interest income to reflect a market rate of interest on these loans. In fiscal years 2015, 2014 and 2013, these amounts were $3.9 million, $4.4 million, and $4.9 million, respectively, included in the Europe segment.

Excise Taxes
Excise taxes collected from customers and remitted to tax authorities are government-imposed excise taxes on beer shipments. Excise taxes on beer shipments are shown in a separate line item in the consolidated statements of operations as a reduction of sales. Taxes collected from customers are recognized as a liability, with the liability subsequently reduced when the taxes are remitted to the tax authority.

Cost of Goods Sold
Our cost of goods sold includes costs we incur to make and ship beer. These costs include brewing materials, such as barley, hops and various grains. Packaging materials, including glass bottles, aluminum and steel cans, cardboard and paperboard are also included in our cost of goods sold. Additionally, our cost of goods sold include both direct and indirect labor, shipping and handling including freight costs, utilities, maintenance costs, depreciation, promotional packaging, other manufacturing overheads and costs to purchase factored brands from suppliers, as well as the estimated cost to facilitate product returns.

Marketing, General and Administrative Expenses
Our marketing, general and administrative expenses include media advertising (television, radio, print), tactical advertising (signs, banners, point-of-sale materials) and promotion costs on both local and national levels within our operating segments. The creative portion of our advertising activities is expensed as incurred. Production costs of advertising and promotional materials are expensed when the advertising is first run. Advertising expense was $401.6 million, $473.9 million and $447.0 million for 2015, 2014 and 2013, respectively. Prepaid advertising costs of $10.6 million and $16.1 million, were included in other current assets in the consolidated balance sheets at December 31, 2015, and December 31, 2014, respectively.
This classification includes general and administrative costs for functions such as finance, legal, human resources and information technology, along with acquisition and integration costs, which consist primarily of labor and outside services, as well as bad debt expense related to our allowance for doubtful accounts. Unless capitalization is allowed or required by U.S. GAAP, legal costs are expensed when incurred. These costs also include our marketing and sales organizations, including labor and other overheads. This line item additionally includes amortization costs associated with intangible assets, as well as certain depreciation costs related to non-production equipment and share-based compensation.
Share-based compensation is recognized using a straight-line method over the vesting period of the awards. Certain share-based compensation plans contain provisions that accelerate vesting of awards upon change in control, retirement, disability or death of eligible employees and directors. Our share-based awards are considered vested when the employee's retention of the award is no longer contingent on providing service, which for certain awards can result in immediate recognition for awards granted to retirement-eligible individuals or accelerated recognition for awards granted to individuals that will become retirement eligible within the stated vesting period. Also, if less than the stated vesting period, we recognize these costs over the period from the grant date to the date retirement eligibility is achieved. We report the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow, thereby reducing net operating cash flows and increasing net financing cash flows.

Special Items
Our special items represent charges incurred or benefits realized that either we do not believe to be indicative of our core operations, or we believe are significant to our current operating results warranting separate classification; specifically, such items are considered to be one of the following:
•infrequent or unusual items,
•impairment or asset abandonment-related losses,
•restructuring charges and other atypical employee-related costs, or
•fees on termination of significant operating agreements and gains (losses) on disposal of investments.
The items classified as special items are not necessarily non-recurring, however, they are deemed to be incremental to income earned or costs incurred by the company in conducting normal operations, and therefore are presented separately from other components of operating income.

Equity Income in MillerCoors
Our equity income in MillerCoors represents our proportionate share for the period of the net income of our investment in MillerCoors accounted for under the equity method. This amount reflects adjustments to eliminate intercompany gains and losses, and to amortize, if appropriate, any difference between cost and underlying equity in net assets upon the formation of MillerCoors.

Interest Expense, Policy
Our interest costs are associated with borrowings to finance our operations. In addition to interest earned on our cash and cash equivalents across our business, interest income in the Europe segment is associated with trade loans receivable from customers, primarily in the U.K. As noted above, this includes a portion of beer revenue which is reclassified to interest income to reflect a market rate of interest on these loans. We capitalize interest cost as a part of the original cost of acquiring certain fixed assets if the cost of the capital expenditure and the expected time to complete the project are considered significant.

Other Income and Other Expense Disclosure
Our other income (expense) classification primarily includes gains and losses associated with activities not directly related to brewing and selling beer. For instance, aggregate unrealized and realized foreign exchange gains and losses resulting from remeasurement and settlement of foreign-denominated monetary assets and liabilities, as well as certain gains or losses on sales of non-operating assets are classified in this line item. These gains and losses are reported in the operating segment in which they occur; however, foreign exchange gains and losses on intercompany balances are reported within the Corporate segment. The initial recording of foreign-denominated transactions are classified based on the nature of the transaction, with the unrealized or realized foreign exchange gains or losses resulting from the subsequent remeasurement of the monetary asset or liability, and its ultimate settlement, classified in other income (expense).
Other Income and Expense
The table below summarizes other income and (expense):

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	(In millions)
Bridge loan commitment fees(1)	$(6.9)	$—	$—
Gain on sale of non-operating asset(2)	0.8	—	23.5
Gain (loss) from other foreign exchange and derivative activity	6.2	(6.6)	(7.8)
Other, net	0.8	0.1	3.2
Other income (expense), net	$0.9	$(6.5)	$18.9

(1)
During the fourth quarter of 2015, we recognized amortization of commitment costs incurred in connection with our bridge loan agreement entered into subsequent to the announcement of the pending Acquisition of MillerCoors. See Note 21, "Pending Acquisition" for further discussion.

(2)
In 2015, we recorded gains on the sale of non-operating assets. In 1991, we became a limited partner in the Colorado Rockies Baseball Club, Ltd. ("the Partnership"), treated as a cost method investment. Effective November 8, 2013, we sold our 14.6% interest in the Partnership and recognized a gain of $22.3 million. We did not make any cash contributions in 2013, and cash distributions, recognized within other income, from the Partnership were immaterial in 2013.

Additionally, during the first quarter of 2013, we realized a $1.2 million gain for proceeds received related to a non-income-related tax settlement resulting from historical activity within our former investment in the Montreal Canadiens.

Income Taxes
Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of our assets, liabilities, and certain unrecognized gains and losses recorded in accumulated other comprehensive income (loss). Intraperiod tax allocation rules require that we allocate our provision for income taxes between continuing operations and other categories of earnings, such as discontinued operations and other comprehensive income (loss). The application of these rules indicated that no additional tax expense should be allocated outside of continuing operations for all years presented. We provide for taxes that may be payable if undistributed earnings of overseas subsidiaries were to be remitted to the U.S., except for those earnings that we consider to be permanently reinvested. Interest, penalties and offsetting positions related to unrecognized tax benefits are recognized as a component of income tax expense. Our deferred tax valuation allowances are primarily the result of uncertainties regarding the future realization of recorded tax benefits on tax loss carryforwards from operations in various jurisdictions. These valuation allowances are primarily related to deferred tax assets generated from net operating losses.

Comprehensive Income (Loss) Note
Other comprehensive income (loss) ("OCI") represents income and losses for the reporting period which are excluded from net income (loss) and recognized directly within accumulated other comprehensive income (loss) ("AOCI") as a component of equity. These amounts are expected to be reclassified out of AOCI in the future, at which point they will be recognized within the consolidated statement of operations as a component of net income (loss). We recognize OCI related to the translation of assets and liabilities of our foreign subsidiaries which are denominated in currencies other than USD, unrealized gains and losses on the effective portion of our derivatives designated in cash flow and net investment hedging relationships, actuarial gains and losses and prior service costs related to our pension and other post-retirement benefit plans, as well as our proportionate share of our equity method investments' OCI. Additionally, we do not have the expectation or intent to cash settle certain of our intercompany note receivable and note payable positions in the foreseeable future; therefore, the remeasurement of these obligations is recorded as a component of foreign currency translation adjustments within OCI.
Accumulated Other Comprehensive Income (Loss)

	MCBC shareholders
	Foreign currency translation adjustments	Gain (loss) on derivative instruments	Pension and Postretirement Benefit adjustments	Equity Method Investments	Accumulated other comprehensive income (loss)
	(In millions)
As of December 29, 2012	$1,187.5	$(17.7)	$(844.1)	$(398.0)	$(72.3)
Foreign currency translation adjustments	(177.7)	—	0.7	—	(177.0)
Unrealized gain (loss) on derivative instruments	—	58.6	—	—	58.6
Reclassification of derivative (gain) loss to income	—	(5.5)	—	—	(5.5)
Pension and other postretirement benefit adjustments	—	—	278.0	—	278.0
Amortization of net prior service (benefit) cost and net actuarial (gain) loss to income	—	—	53.7	—	53.7
Ownership share of unconsolidated subsidiaries' other comprehensive income (loss)	—	—	—	114.5	114.5
Tax adjustment related to investment in MillerCoors reclassification(1)	—	—	—	34.3	34.3
Tax benefit (expense)	(30.7)	(20.8)	(44.6)	(33.3)	(129.4)
As of December 31, 2013	$979.1	$14.6	$(556.3)	$(282.5)	$154.9
Foreign currency translation adjustments	(818.0)	(8.9)	8.4	—	(818.5)
Unrealized gain (loss) on derivative instruments	—	3.8	—	—	3.8
Reclassification of derivative (gain) loss to income	—	3.8	—	—	3.8
Pension and other postretirement benefit adjustments	—	—	(172.3)	—	(172.3)
Amortization of net prior service (benefit) cost and net actuarial (gain) loss to income	—	—	33.0	—	33.0
Ownership share of unconsolidated subsidiaries' other comprehensive income (loss)	—	—	—	(157.5)	(157.5)
Tax benefit (expense)	(31.3)	1.7	28.7	55.3	54.4
As of December 31, 2014	$129.8	$15.0	$(658.5)	$(384.7)	$(898.4)
Foreign currency translation adjustments	(830.4)	(16.0)	(1.7)	—	(848.1)
Unrealized gain (loss) on derivative instruments	—	23.0	—	—	23.0
Reclassification of derivative (gain) loss to income	—	(7.1)	—	—	(7.1)
Pension and other postretirement benefit adjustments	—	—	42.0	—	42.0
Amortization of net prior service (benefit) cost and net actuarial (gain) loss to income	—	—	46.9	—	46.9
Ownership share of unconsolidated subsidiaries' other comprehensive income (loss)	—	—	—	56.5	56.5
Tax benefit (expense)	(69.3)	(0.4)	(17.8)	(22.2)	(109.7)
As of December 31, 2015	$(769.9)	$14.5	$(589.1)	$(350.4)	$(1,694.9)

(1)
During the first quarter of 2013, we recorded a tax adjustment related to the reclassification of amounts from the investment in MillerCoors to AOCI that was recorded in the fourth quarter of 2012 to reflect our proportionate share of MillerCoors AOCI at formation. We made this reclassification in 2012 as we believe the new presentation provides improved transparency of our share of MillerCoors AOCI. This tax adjustment, which should have been made in 2012 with the reclassification, was not material to either the current or prior period financial statements taken as a whole and therefore the adjustment was recorded in 2013 and prior periods do not reflect the adjustment.

We have significant levels of net assets denominated in currencies other than the USD due to our operations in foreign countries, and therefore we recognize OCI gains and/or losses when those items are translated to USD. The foreign currency translation losses recognized during 2015 and 2014 are due to the weakening of the CAD, GBP and other currencies of our Europe operations versus the USD. The foreign currency translation losses recognized in 2013 are primarily due to the weakening of the CAD slightly offset by the strengthening of the GBP and certain other currencies of our European operations. OCI gains/losses related to our pension and OPEB plans are due to changes in our plan obligations, driven by actuarial gains/losses related to fluctuations in discount rate and other actuarial assumptions. OCI associated with our equity method investments is related to our 42% share of the MillerCoors OCI activity (unrealized gains and losses on derivative instruments and pension obligations) and changes to BRI and BDL pension obligations.
Reclassifications from AOCI to income:

	For the years ended
	December 31, 2015	December 31, 2014	December 31, 2013
	Reclassifications from AOCI			Location of gain (loss) recognized in income
	(In millions)
Gain/(loss) on cash flow hedges:
Forward starting interest rate swaps	$(2.0)	$(1.5)	$(1.6)	Interest expense, net
Foreign currency forwards	(11.9)	(5.5)	2.2	Other income (expense), net
Foreign currency forwards	21.0	2.8	5.2	Cost of goods sold
Commodity swaps	—	0.4	(0.3)	Cost of goods sold
Total income (loss) reclassified, before tax	7.1	(3.8)	5.5
Income tax benefit (expense)	(1.7)	1.5	(2.3)
Net income (loss) reclassified, net of tax	$5.4	$(2.3)	$3.2

Amortization of defined benefit pension and other postretirement benefit plan items:
Prior service benefit (cost)	$(0.3)	$2.4	$2.8	(1)
Net actuarial gain (loss)	(46.6)	(35.4)	(56.5)	(1)
Total income (loss) reclassified, before tax	(46.9)	(33.0)	(53.7)
Income tax benefit (expense)	9.4	6.8	7.3
Net income (loss) reclassified, net of tax	$(37.5)	$(26.2)	$(46.4)

Total income (loss) reclassified, net of tax	$(32.1)	$(28.5)	$(43.2)

(1)
These components of AOCI are included in the computation of net periodic pension and other postretirement benefit cost. See Note 15, "Employee Retirement Plans and Postretirement Benefits" for additional details.

Cash and Cash Equivalents
Cash consists of cash on hand and bank deposits. Cash equivalents represent highly liquid investments with original maturities of three months or less. Our cash deposits may be redeemed upon demand and are maintained with multiple, reputable financial institutions.
Supplementary cash flow includes non-cash issuances of share-based awards. We also have non-cash investing activities related to movements in our guarantee of indebtedness of certain equity method investments, as well as $15.1 million related to the receipt of a note upon the sale of our U.K. malting facility. See Note 13, "Share-Based Payments", Note 4, "Investments" and Note 11, "Goodwill and Intangible Assets" for further discussion.

Accounts Receivables and Notes Receivable
We record accounts and notes receivable at net realizable value. This carrying value includes an appropriate allowance for estimated uncollectible amounts to reflect any loss anticipated on the accounts and notes receivable balances. We calculate this allowance based on our country-specific history of write-offs, level of past-due accounts based on the contractual terms of the receivables and our relationships with and the economic status of our customers, which may be impacted by current macroeconomic and regulatory factors specific to the country of origin.
In the U.K., loans are extended to a portion of the retail outlets that sell our brands. At December 31, 2015, and December 31, 2014, total loans outstanding, net of allowances, were $25.7 million and $28.4 million, respectively, and are classified as either current or non-current notes receivable in our consolidated balance sheets. An allowance for credit losses is maintained to provide for loan losses deemed to be probable related to specifically identified loans and for losses in the loan portfolio that have been incurred at the balance sheet date. We establish our allowance through a provision for loan losses charged against earnings and recorded in marketing, general and administrative expenses. Loan balances that are written off are recorded against the allowance as a write-off. Activity within the allowance is immaterial for fiscal years 2015, 2014 and 2013.

Inventories
Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out ("FIFO") method. We regularly assess the shelf-life of our inventories and reserve for those inventories when it becomes apparent the product will not be sold within our freshness specifications. The allowance for obsolete finished goods and packaging materials was $3.4 million and $3.0 million at December 31, 2015, and December 31, 2014, respectively.

Maintenance and operating supplies
Maintenance and operating supplies include our inventories of spare parts, which are kept on hand for repairs and maintenance of machinery and equipment. The majority of spare parts within our business include motors, fillers and other components that are required to maintain a normal level of production in the event that expected maintenance and/or repairs are required. These parts are inventoried within current assets as they are reasonably expected to be used during the normal operating cycle of the business and are reserved for excess and obsolescence, as appropriate.

Properties
Properties are stated at original cost less accumulated depreciation. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets, which are reviewed periodically and have the following ranges: buildings and improvements: 20-40 years; machinery and equipment: 3-25 years; furniture and fixtures: 3-10 years; returnable containers: 2-15 years; and software: 3-5 years. Land is not depreciated, and construction in progress is not depreciated until ready for service. Costs of enhancements or modifications that substantially extend the capacity or useful life of an asset are capitalized and depreciated accordingly. Ordinary repairs and maintenance are expensed as incurred. When property is retired or otherwise disposed of, the cost and accumulated depreciation are removed from our consolidated balance sheets and the resulting gain or loss, if any, is reflected in our consolidated statements of operations. Long-lived assets are evaluated for impairment whenever events or changes in circumstances indicate the carrying value of an asset (or asset group) may not be recoverable.
Returnable containers are recorded at acquisition cost and consist of returnable bottles, kegs, pallets and crates that are both in our direct control within our breweries, warehouses and distribution facilities and those that we indirectly control in the market through our agreements with our customers and other brewers and for which a deposit is received. The deposits received on our returnable containers in the market are recorded as deposit liabilities, included as current liabilities within accounts payable and other current liabilities in the consolidated balance sheets. We estimate that the loss, breakage and deterioration of our returnable containers is comparable to the depreciation calculated on an estimated useful life of approximately 2 years for pallets, 4 years for bottles, 7 years for crates, and 15 years for returnable kegs. We also own and maintain other equipment in the market related to delivery of our products to end consumers, for example on-premise dispense equipment and refrigeration units. This equipment is recorded at acquisition cost and depreciated over lives of up to 7 years, depending on the market, reflecting the use of the equipment, as well as the loss and deterioration of the asset.
The costs of acquiring or developing internal-use computer software, including directly-related payroll costs for internal resources, are capitalized and classified within properties. Software maintenance and training costs are expensed in the period incurred.
Properties held under capital lease are depreciated using the straight-line method over the estimated useful life or the lease term, whichever is shorter, and the related depreciation is included in depreciation expense.

Goodwill and Other Intangible Assets
Goodwill is allocated to the reporting unit in which the business that created the goodwill resides. A reporting unit is an operating segment, or a business unit one level below that operating segment, for which discrete financial information is prepared and regularly reviewed by segment management. The operations in each of the specific regions within our Canada, Europe and MCI segments are considered components based on the availability of discrete financial information and the regular review by segment management. We have concluded that the components within the Canada and Europe segments each meet the criteria as having similar economic characteristics and therefore have aggregated these components into the Canada and Europe reporting units, respectively. Additionally, we determined that the components within our MCI segment do not meet the criteria for aggregation with the exception of the operations of our India businesses, which constitute a separate reporting unit. As required, we evaluate the carrying value of our goodwill and indefinite-lived intangible assets for impairment at the reporting unit level at least annually or when an interim triggering event occurs that would indicate that impairment may have taken place. Our annual test is performed as of the first day of our fiscal fourth quarter. We continuously monitor the performance of our other definite-lived intangible assets and evaluate for impairment when evidence exists that certain events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. Significant judgments and assumptions are required in such impairment evaluations. Definite-lived intangible assets are stated at cost less accumulated amortization. Amortization is recorded using the straight-line method over the estimated lives of the assets as this approximates the pattern in which the assets economic benefits are consumed.

Equity Method Investments
We apply the equity method of accounting to 20% to 50% owned investments where we exercise significant influence or VIEs for which we are not the primary beneficiary. Equity method investments include our equity ownership in MillerCoors in the U.S., along with Brewers' Retail, Inc. ("BRI") and Brewers' Distributor Ltd. ("BDL") in Canada. The Molson Modelo Imports, L.P. ("MMI") joint venture was terminated effective February 2014. Additionally, in December 2013, we sold our interest in Tradeteam Ltd ("Tradeteam") (a transportation and logistics joint venture) to DHL, our previous joint venture partner. See Note 4, "Investments" for further discussion.
There are no related parties that own interests in our equity method investments as of December 31, 2015.

Derivative Hedging Instruments
We use derivatives as part of our normal business operations to manage our exposure to fluctuations in interest, foreign currency exchange, commodity, production and packaging material costs and for other strategic purposes related to our core business. We enter into derivatives for risk management purposes only, including derivatives designated in hedge accounting relationships as well as those derivatives utilized as economic hedges. We do not enter into derivatives for trading or speculative purposes. We recognize our derivatives on the consolidated balance sheets as assets or liabilities at fair value and are classified in either current or non-current assets or liabilities based on each contract's respective unrealized gain or loss position and each contract's respective maturity. Our policy is to present all derivative balances on a gross basis, without regard to counterparty master netting agreements or similar arrangements. Further, our current derivative agreements do not allow us to net positions with the same counterparty and therefore, we present our derivative positions gross in our consolidated balance sheets.
Changes in fair values (to the extent of hedge effectiveness) of outstanding cash flow and net investment hedges are recorded in OCI, until earnings are affected by the variability of cash flows of the underlying hedged item or the sale of the underlying net investment, respectively. Effective cash flow hedges offset the gains or losses recognized on the underlying exposure in the consolidated statements of operations, or for net investment hedges, the foreign exchange translation gain or loss recognized in AOCI. Changes in fair value of outstanding fair value hedges and the offsetting changes in fair value of the hedged item are recognized in earnings. Any ineffectiveness is recorded directly into earnings.
We record realized gains and losses from derivative instruments in the same financial statement line item as the hedged item/forecasted transaction. Changes in unrealized gains and losses for derivatives not designated in a hedge accounting relationship are recorded directly in earnings each period and are also recorded in the same financial statement line item as the hedged item/forecasted transaction. Cash flows from the settlement of derivatives, including both economic hedges and those designated in hedge accounting relationships, appear in the consolidated statements of cash flows in the same categories as the cash flows of the hedged item.
In accordance with authoritative accounting guidance, we do not record the fair value of derivatives for which we have elected the Normal Purchase Normal Sale ("NPNS") exemption. We account for these contracts on an accrual basis, recording realized settlements related to these contracts in the same financial statement line items as the corresponding transaction.

Pension and Postretirement Benefits
We maintain retirement plans for the majority of our employees. We offer different types of plans within each segment, including defined benefit plans, defined contribution plans and other postretirement benefit plans ("OPEB"). Each plan is managed locally and in accordance with respective local laws and regulations. Our equity investments, MillerCoors, BRI and BDL maintain defined benefit, defined contribution and postretirement benefit plans as well.
We recognize the underfunded or overfunded status of a defined benefit postretirement plan as an asset or liability in the consolidated balance sheets and recognize changes in the funded status in the year in which the changes occur within OCI. The funded status of a plan, measured as the difference between the fair value of plan assets and the projected benefit obligation, and the related net periodic pension cost are calculated using a number of significant actuarial assumptions. Changes in net periodic pension cost and funding status may occur in the future due to changes in these assumptions.
Projected benefit obligation is the actuarial present value as of the measurement date of all benefits attributed by the plan benefit formula to employee service rendered before the measurement date using assumptions as to future compensation levels if the plan benefit formula is based on those future compensation levels. Accumulated benefit obligation is the actuarial present value of benefits (whether vested or unvested) attributed by the plan benefit formula to employee service rendered before the measurement date and based on employee service and compensation, if applicable, prior to that date. Accumulated benefit obligation differs from projected benefit obligation in that it includes no assumption about future compensation levels and years of service.
We employ the corridor approach for determining each plan's potential amortization from AOCI of deferred gains and losses, which occur when actual experience differs from estimates, into our net periodic pension and postretirement benefit cost. This approach defines the "corridor" as the greater of 10% of the projected benefit obligation or 10% of the market-related value of plan assets and requires amortization of the excess net gain or loss that exceeds the corridor over the average remaining service periods of active plan participants. As our U.K. plan is closed to new entrants and the future accrual of benefits, the average remaining life expectancy of all plan participants (including retirees) is used.

Fair Value Measurement
The carrying amounts of our cash and cash equivalents, accounts receivable, accounts payable and other current liabilities approximate fair value as recorded due to the short-term nature of these instruments. In addition, the carrying amounts of our trade loan receivables, net of allowances, approximate fair value. The fair value of derivatives is estimated by discounting the estimated future cash flows utilizing observable market interest, foreign exchange and commodity rates adjusted for non-performance credit risk associated with our counterparties (assets) or with MCBC (liabilities). See Note 16, "Derivative Instruments and Hedging Activities" for additional information. Based on current market rates for similar instruments, the fair value of long-term debt is presented in Note 12, "Debt".
U.S. GAAP guidance for fair value includes a hierarchy that prioritizes fair value measurements based on the types of inputs used for the various valuation techniques (market approach, income approach and cost approach). Our financial assets and liabilities are measured using inputs from the three levels of the fair value hierarchy.
The three levels of the hierarchy are as follows:
Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.
Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are less active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from, or corroborated by, observable market data by correlation or other means (market corroborated inputs).
Level 3—Unobservable inputs that reflect the assumptions that we believe market participants would use in pricing the asset or liability. We develop these inputs based on the best information available, including our own data.

Foreign Currency Translation
Assets and liabilities recorded in foreign currencies that are the functional currencies for the respective operations are translated at the prevailing exchange rate at the balance sheet date. Translation adjustments resulting from this process are reported as a separate component of OCI. Gains and losses from foreign currency transactions are included in earnings for the period. Revenue and expenses are translated at the average exchange rates during the period. Our primary operating currencies, other than USD, include the Canadian Dollar ("CAD"), the British Pound ("GBP"), and our Central European operating currencies such as the Euro ("EUR"), Czech Koruna ("CZK"), Croatian Kuna ("HRK") and Serbian Dinar ("RSD").